SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2003

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor
New York, New York	10022-4624

42, rue Saint-Dominique
Paris, France	75007

Parkstraat 83,
The Hague,
The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1     Revenue & Income from Continuing Operations

Item 9.	REGULATION FD DISCLOSURE

The Revenue & Income from Continuing Operations Schedule attached hereto as Exhibit 99.1, which is incorporated in this Item 9 by reference, was posted on the Schlumberger internet web site (www.slb.com/ir) on April 24, 2003 and is furnished under Items 9 and 12 (in accordance with SEC Release 33-8216).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/S/ FRANK A. SORGIE
Frank A. Sorgie
Chief Accounting Officer

Date: April 24, 2003